Exhibit 4.5

FIBROGEN, INC.

INVESTORS’ RIGHTS AGREEMENT

December 22, 2004

EXECUTION COPY

INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (the “Agreement”) is made as of the 22nd day of December, 2004 by and among FibroGen, Inc., a Delaware corporation (the “Company”), and the purchasers of the Company’s Series F Preferred Stock (the “Series F Preferred”) listed on the signature pages hereto (the “Investors”).

RECITALS

WHEREAS, the Investors are parties to the Preferred Stock Purchase Agreement of even date herewith among the Company and the Investors (the “Purchase Agreement”), which provides that as a condition to the closing of the sale of shares of the Company’s Series F Preferred, this Agreement must be executed and delivered by the Investors and the Company. Capitalized terms used, but not defined herein, shall have the meanings given to them in the Purchase Agreement;

WHEREAS, the Company wishes to provide a further inducement to the Investors to purchase the Series F Preferred pursuant to the Purchase Agreement; and

WHEREAS, the Company desires to grant, and the Investors desire to be granted, the rights created herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

1. Registration Rights. The Company covenants and agrees as follows:

1.1 Definitions. For purposes of this Section 1:

(a) The term “Act” means the Securities Act of 1933, as amended.

(b) The term “Form S-3” means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) The term “Holder” means any Person owning Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof and the Purchase Agreement.

(d) The term “Initial Offering” means the Company’s first firm commitment public offering of its Common Stock under the Securities Act.

(e) The term “1934 Act” means the Securities Exchange Act of 1934, as amended.

(f) The term “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

(g) The term “Registrable Securities” means (1) any Common Stock issuable or issued upon conversion of the Company’s Series F Preferred, (2) any Common Stock issuable or issued upon conversion of the Company’s Series E Preferred, any securities issued pursuant to Section 2.4(b) hereof or pursuant to Section 2.4(b) of the Series E IRA, (3) any Series F Preferred Shares issued in a Subsequent Series F Offering (4) additional shares issued pursuant to Section 1.12 hereof, and (5) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (1), (2) and (3) above, excluding in all cases, however, any Registrable Securities sold by a Person (x) in a transaction in which his rights under this Section 1 are not assigned, (y) pursuant to a Registration Statement that has been declared effective and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, or (z) in a transaction in which such Registrable Securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Act.

(h) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(i) The term “Registration Statement” means any Registration Statement of the Company which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

(j) The term “SEC” shall mean the Securities and Exchange Commission.

(k) The term “Series E Preferred” shall mean the Company’s Series E Preferred Stock.

(l) The term “Series E IRA” shall mean the FibroGen, Inc. Investors’ Rights Agreement, dated as of May 12, 2004, by and between the Company and the purchasers of the Company’s Series E Preferred.

(m) The term “Significant Holder” shall mean the Holder of (1) shares of Registrable Securities having an aggregate original purchase price of at least $5,000,000, or (2) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (1) above.

1.2 Request for Registration.

(a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time after (i) eighteen (18) months after the date of this Agreement and (ii) in the event the closing of the Initial Offering occurs within six (6) months of the Closing immediately upon the Closing of such Initial Offering, a written request from the Holders of fifty percent (50%) or more of the Registrable Securities then outstanding (the “Initiating Holders”) that the Company file a Registration Statement under the Act covering the registration of Registrable Securities, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use best efforts to effect, as soon as practicable, the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 1.2(a). Notwithstanding the foregoing, the Company shall use best efforts to effect a Registration Statement requested pursuant to (ii) above, such Registration Statement to be effective immediately prior to the expiration of the market standoff applicable to the Initiating Holders. The registration rights granted pursuant to the provisions of this Section 1.2 shall be in addition to the registration rights granted pursuant to the other provisions of Section 1 hereof.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in this Section 1.2(b). In such event the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company); provided, that if the Registration Statement relates to the Initial Offering, then underwriter or underwriters shall be selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Holders).

(c) Notwithstanding any other provision of this Section 1.2, (i) if the underwriter advises the Company in writing (with a copy to each Holder requesting registration) on or before the date five (5) days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holders (such writing to state the basis of such opinion and the approximate number of Registrable Securities which may be included in such offering) or (ii) if the underwriter advises the Company that marketing factors require (a) a limitation of the number of securities underwritten or (b) the exclusion of all or any portion of the Registrable Securities in the Initial Offering, then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting, if any, shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of (x) Registrable Securities held by all such Holders (including the Initiating Holders) and (y) securities of the Company held by other holders that have the right as of the date hereof (or hereafter pursuant to Section 1.12 hereof) to require the Company to register securities on a Registration Statement filed pursuant to this Section 1.2; provided that no Registrable Securities (or securities referred to in clause (y) above) shall be excluded unless and until all other securities of the Company, including securities issued for the account of the Company, have been excluded, and provided further that, if a Registration Statement filed pursuant to this Section 1.2 relates to the Initial Offering, then Registrable Securities may be excluded from the offering hereunder before any securities issued for the account of the Company. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(d) A Registration Statement shall not be deemed to have become effective (and the related registration will not be deemed to have been effected) (i) unless it has been declared effective by the SEC and remains effective in compliance with the provisions of the Act for the time required under Section 1.5(a) hereof, (ii) if the offering of any Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, or (iii) if, in the case of an underwritten offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied other than by the sole reason of any breach or failure by the Holders of Registrable Securities and the underwriters do not waive such unsatisfied condition.

(e) The Company shall not be required to effect a registration pursuant to this Section 1.2:

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Act; or

(ii) after the Company has effected two (2) registrations pursuant to this Section 1.2, and such registrations have been declared or ordered effective (not including any registration in which more than 50% of the Registrable Securities that Holders request to be registered pursuant to Section 1.2(a) are excluded from such registration pursuant to Section 1.2(c)); or

(iii) during the period starting with the date ninety (90) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration subject to Section 1.3 below, provided that the Company is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective; or

(iv) if the Initiating Holders propose to dispose of Registrable Securities that may be registered on Form S-3 pursuant to Section 1.4 hereof; or

(v) if the Company shall furnish to Holders requesting a registration pursuant to this Section 1.2, a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; provided further, that the Company shall not register any other of its shares during such ninety (90) day period; provided further that the Company shall promptly notify the Holders in writing (a “Blackout Notice”) of any decision to postpone a registration and shall include a general statement of the reason for such postponement, an approximation of the anticipated delay and an undertaking by the Company promptly to notify the Holders as soon as a registration may be effected; provided further that each Holder shall treat all notices received from the Company pursuant to this Section 1.2(h)(v) in the strictest confidence and shall not use or disseminate such information; provided further that if the Company shall postpone the filing of a Registration Statement, the Holders shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the Blackout Notice and the Company shall pay all registration expenses in connection therewith; or

(vi) if the Company has already effected any Registration Statement for the Holders within the six (6) month period preceding the date of such request.

1.3 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its capital stock under the Act and whether or not for sale of its own account (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Act, a registration on any form (including Form 8-4 and Form S-8) that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration (including the anticipated range of the proposed offering price, the class and number of securities proposed to be registered and the distribution arrangements) and of such Holders’ right to participate in such registration under this Section 1.3 as hereinafter provided. Upon the written request of each Holder given twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.3(c), use its best efforts to cause a Registration Statement to become effective, which includes all of the Registrable Securities that each such Holder has requested to be registered. The Holders requesting inclusion in such registration may, at any time up to twenty (20) days prior to the effective date of the Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion.

(b) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

(c) In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other Persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company. If (1) the total amount of securities requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering or (2) solely in the case of the Initial Offering, if the underwriters determine that inclusion of the Registrable Securities will materially jeopardize the success of the Initial Offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, if any, that the underwriters determine in their sole discretion will not materially jeopardize the success of the offering. The securities included in such registration shall be apportioned pro rata among the selling Holders and other security holders that have the right as of the date hereof (or hereafter pursuant to Section 1.12 hereof) to require registration of their shares in a Registration Statement under this Section 1.3, according to the total amount of securities entitled to be included therein owned by each selling Holder and other holder or in such other proportions as shall mutually be agreed to by such selling Holders and other holders; provided that no Registrable Securities (and securities of the Company held by other holders that have rights as of the date hereof or acquired hereafter pursuant to Section 1.12 hereof) shall be excluded until all Common Stock held by stockholders, directors, officers and employees of the Company have been excluded, but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the Initial Offering of the Company’s securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing Persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.

1.4 Form S-3 Registration. In case the Company shall receive from the Holders of the Registrable Securities then outstanding a written request or requests that the

Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) use best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.4:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $2,000,000;

(iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; and provided further, that the Company shall not register any other of its shares during such 90 day period;

(iv) if the Company has already effected any Registration Statement for the Investors within the six (6) month period preceding the date of such request, or two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.4; or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business, where not otherwise required, or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a Registration Statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Sections 1.2.

1.5 Obligations of the Company.

Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use best efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed, provided, however, that before filing a Registration Statement, or comparable statements under securities or Blue Sky laws, the Company shall, to the extent it is filing such Registration Statement pursuant to a request in accordance with Section 1.2(a), (i) provide Holders’ counsel and accountants with an adequate and appropriate opportunity to participate review and comment in the preparation of such Registration Statement and each prospectus included therein to be filed with the SEC and (ii) not file any such Registration Statement or Prospectus with the SEC to which the majority in interest of the Initiating Holders shall have reasonably and in good faith objected, on the grounds that such filing does not comply in all material respects with the requirements of the Act or of the rules or regulations thereunder, and such Initiating Holders have provided an opinion of counsel so opining.

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement;

(c) furnish, without charge, to each selling Holder and each underwriter, if applicable, (i) a draft copy of the Registration Statement, and (ii) such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) use its best efforts to register and qualify in a timely manner as required the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or underwriter, and do any and all other acts and things which may be necessary or advisable to enable any such selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, where not otherwise required, or to file a general consent to service of process in any such states or jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f) notify each Holder of Registrable Securities covered by such Registration Statement and Holders’ counsel: (i) when the Registration Statement, has been filed and when the same has become effective, (ii) of any request by the SEC or any state securities or Blue Sky authority for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or Blue Sky laws of any jurisdiction or the initiation of any proceeding for such purpose, (vv) of the existence of any fact or the happening of any event of which the Company becomes aware which results in (A) the Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances in which they were made, not misleading or (B) the prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading; and, if the notification relates to an event described in any of the clauses (ii) through (v) of this Section 1.5(f), the Company shall promptly prepare a supplement or post-effective amendment to such Registration Statement or related prospectus or any document incorporated therein by reference or file any other required document so that (1) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (2) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (and shall furnish to each such Holder and each underwriter, if any, a reasonable number of copies of such prospectus so supplemented or amended); and if the notification relates to an event described in clause (iii) of this Section 1.5(f), the Company shall take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

(g) make available for inspection, by any selling Holder of Registrable Securities, and Holders’ counsel, subject to such persons’ agreement to comply with all applicable securities laws and execution of a confidentiality agreement reasonably satisfactory to the Company, all financial and other records, pertinent corporate documents and properties of the Company and any subsidiaries thereof as may be in existence at such time (collectively, the “Records”) as shall be necessary, in the reasonable opinion of such Holders’ and Holders’ counsel, to enable them to exercise their due diligence responsibility and to conduct a reasonable investigation within the meaning of the Act, and cause the Company’s and any subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested in connection with such Registration Statement; provided, however, that such inspection shall be limited to a reasonable period of time within which to review such material and information.

(h) if the Registrable Securities are being sold through underwriters, furnish, upon the request of the Holders of a majority of the Registrable Securities requesting registration, on the date that such Registrable Securities are delivered to the underwriters for sale, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters;

(i) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; provided that in the case of a registration effected pursuant to Section 1.2 above, which registration constitutes the Initial Offering, the Registrable Securities shall be listed on a national securities exchange or the NASDAQ National Market System;

(j) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(k) use reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the selling Holders of such Registrable Securities to consummate the disposition of such Registrable Securities;

(l) keep each selling Holder of Registrable Securities advised in writing as to the initiation and progress of any registration under Section 1 hereunder;

(m) use reasonable efforts to cooperate with each selling Holder of Registrable Securities participating in the disposition of such Registrable Securities in connection with any filings required to be made with the NASD and make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

(n) upon request, furnish to each Holder participating in the offering, without charge, at least one copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those deemed to be incorporated by reference); and

(o) use reasonable efforts to take all other reasonable steps necessary to expedite or facilitate the registration and disposition of the Registrable Securities contemplated hereby.

1.6 Information from Holder.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

1.7 Expenses of Registration.

All expenses (other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4 and the fees and disbursements of counsel for the selling Holders), including (without limitation) all registration, filing and qualification fees (including Blue Sky fees), printers’ and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration), unless, in the case of a registration requested under Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2, provided, however, that (i) if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change or (ii) the withdrawal was requested because the underwriter advises that the amount of Registrable Securities to be sold in an offering be reduced pursuant to Section 1.2(c) by more than 50%, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 or 1.4.

1.8 Delay of Registration.

No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.9 Indemnification,

In the event any Registrable Securities are included in a Registration Statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, the partners or officers, directors and stockholders of each Holder, legal counsel, investment advisors and accountants for each Holder, any underwriter (as defined in the Act) for such Holder and each Person, if any, who controls such Holder or underwriter, within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, partner, officer, director, stockholder, counsel, accountant, underwriter or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling Person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any Person controlling such Holder or underwriter, from whom the Person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such Person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b) To the extent permitted by law, each selling Holder, on a several and not joint basis, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such Registration Statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any Person intended to be indemnified pursuant to this subsection 1.9(b) for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection 1.9(b) exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.9 of actual knowledge of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party shall promptly assume the defense of the indemnified party with counsel reasonably satisfactory to the indemnified party, and the fees and expenses of such counsel shall be at the sole cost and expense of the indemnifying party. The indemnified party will cooperate with the indemnifying party in the defense of any action, proceeding, or investigation for which the indemnified party assumes the defense. Notwithstanding the foregoing, the indemnified party shall have the right to employ separate counsel in any such action, proceeding, or investigation and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed promptly to assume the defense of such action, proceeding, or investigation and employ counsel reasonably satisfactory to the indemnified party, or (iii) in the reasonable judgment of the indemnified party there may be one or more defenses available to the indemnified party which are not available to the indemnifying party with respect to such action, claim, or proceeding due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, in which case the indemnifying party shall not have the right to assume the defense of such action, proceeding, or investigation on behalf of the indemnified party. The indemnifying party shall not be liable for the settlement by the indemnified party of any action, proceeding, or investigation effected without its consent, which consent shall not be unreasonably withheld. The indemnifying party shall not enter into any settlement in any action, suit, or proceeding to which the indemnified party is a party, unless such settlement includes a general release of the indemnified party with no payment by the indemnified party of consideration. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

(d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations, provided that no Person guilty of fraud shall be entitled to contribution. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party. In no event shall any contribution under this subsection 1.9(d) exceed the net proceeds from the offering received by such Holder, less any amounts paid under subsection 1.9(b).

(e) The indemnification and contribution required by this Section 1.9 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when bills are received or any expense, loss, damage or liability is incurred.

(f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(g) The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 1, and otherwise.

1.10 Reports Under Securities Exchange Act of 1934.

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the Initial Offering; or

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first Registration Statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

1.11 Assignment of Registration Rights.

The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, affiliate, parent, partner, limited partner, retired partner or stockholder of a Holder, (ii) is a Holder’s immediate family member (spouse or child) or trust for the benefit of an individual Holder, or (iii) after such assignment or transfer, holds at least 250,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and provided further that the Company shall have no obligation to any transferee prior to receiving such notification of transfer; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

1.12 Limitations on Subsequent Registration Rights.

From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of fifty percent (50%) of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Sections 1.2 or 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities. Notwithstanding the foregoing, the Company may grant rights to include securities in any registration filed under Sections 1.2, 1.3 and 1.4 hereof to holders of Series F Preferred issued in a Subsequent Series F Offering.

1.13 “Market Stand-Off” Agreement.

Each Holder hereby agrees that it will not, without the prior written consent of the Company and the managing underwriter, during the period commencing on the date of the final prospectus relating to the Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 1.13 shall apply only to the Initial Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers and directors of the Company and greater than five percent (5%) stockholders of the Company enter into similar agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

The underwriters in connection with the Initial Offering are intended third party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Notwithstanding the foregoing, nothing in this Section 1.13 shall prevent the Holders from making a transfer of any Common Stock that was listed on a national stock exchange or traded on Nasdaq at the time it was acquired by the Holder or was acquired by the undersigned pursuant to Rule 144A of the Act, including any shares acquired in the Company’s initial public offering.

1.14 Termination of Registration Rights.

No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the Initial Offering or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in compliance with Rule 144 of the Act.

2. Covenants of the Company.

2.1 Delivery of Financial Statements.

(a) The Company shall deliver to each Significant Holder as soon as practicable after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by independent public accountants of nationally recognized standing selected by the Company, and an unqualified (except for contingent liabilities) certified audit report from the Company’s auditors.

(b) The Company shall deliver to each Significant Holder

(i) as soon as practicable after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(ii) as soon as practicable after approval by the Board of Directors, a budget for the next fiscal year, including balance sheets, income statements and, as soon as prepared, any other budgets or revised budgets prepared by the Company and approved by the Board of Directors; and

(iii) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as such Significant Holder may from time to time reasonably request.

(c) Together with the financial statements called for in Section 2.1(a) and (b), the Company shall deliver an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustments and other reasonable qualifiers.

2.2 Inspection.

The Company shall permit each Significant Holder at such Significant Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be reasonably requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information.

2.3 Right of First Offer.

(a) Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, Investor includes any partners and affiliates of an Investor, An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate, so long as such apportionment does not cause the loss of the exemption under Section 4(2) of the Act or any similar exemption under applicable state securities laws in connection with such sale of shares by the Company.

(b) Each time the Company proposes to offer any shares of, or securities convertible into or exchangeable or exercisable for any shares of, any class of its capital stock (the “Shares”), the Company shall give written notice (the “Notice”) to the Investors at least thirty (30) days before the closing of any such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer, including, without limitation (i) the number of such Shares to be offered, and (ii) the price and terms upon which it proposes to offer such Shares, including voting powers and preferences. Each of the Investors shall have an option for a period of twenty (20) calendar days after receipt of the Notice, to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series F Preferred then held, by such Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all outstanding convertible and exercisable securities). Each Investor may exercise its option by notifying the Company within twenty (20) calendar days after receipt of the Notice of the number of securities its elects to purchase. Payment for the offered Shares shall be made by check or wire transfer against delivery of the offered Shares at a place and time specified in the Notice, but in no event later than forty five (45) days after delivery of the Notice. If all Shares that Investors are entitled to obtain pursuant to this section are not elected to be obtained by the Investors, the Company may, during the one hundred twenty (120) day period following the expiration of the twenty (20) day option period provided herein, offer the remaining unsubscribed portion of such Shares to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such one hundred twenty (120) day period, or if such agreement is not consummated within one hundred twenty (120) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

(c) The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options (and the shares issuable upon exercise thereof) issued to employees, directors and consultants of the Corporation pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Corporation, (ii) shares issued in connection with the exercise of convertible securities outstanding as of the date of the first sale of Series F Preferred, (iii) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (iv) the issuance of stock, warrants or other securities or rights to Persons or entities with which the Company has business relationships provided such issuances are for other than primarily equity financing purposes, provided that in cases of issuances pursuant to clauses (iii) and (iv) such issuances shall have been approved by a majority of the Board of Directors, (v) the issuance of shares of Series F Preferred in a Subsequent Series F Offering, or (vi) the Initial Offering.

2.4 Reserved Share Pool; Additional Private Offering Purchase Option.

(a) The Company shall give written notice to each Investor as soon as practicable, but in no event later than thirty (30) days, before the filing of the Company’s first Registration Statement with the SEC for resale of its securities. Upon a request made by Investors holding a majority of the shares of Series F Preferred and Series E Preferred after the filing of the Company’s first Registration Statement, the Company shall request that the managing underwriters of the Initial Offering establish a directed share program (the “Program”) in connection with the Initial Offering covering at least 10% of the shares (or such lesser percentage as may be required by the National Association of Securities Dealers (the “NASD”) and applicable regulatory authorities) offered in the Initial Offering (the “Program Shares”). The Company shall use its best efforts to cause the managing underwriters to (i) give priority to the holders of Series F Preferred and Series E Preferred with respect to the Program Shares in allocating the shares available for purchase in the Program so that the percentage of the total number of shares included in the Initial Offering made available to the holders of Series F

Preferred and Series E Preferred in the Program equals the percentage of outstanding Common Stock on a fully diluted basis represented by the Series F Preferred and Series E Preferred immediately prior to the closing of the Initial Offering and (ii) to implement the Program so that the holders of Series F Preferred and Series E Preferred, pro rata in accordance with their relative holdings of Series F Preferred and Series E Preferred, have the option, but not the obligation, to purchase all or any portion of the Program Shares made available to them in clause (i) above at the Initial Offering price.

(b) If the rights provided to the holders of Series F Preferred and Series E Preferred under this section shall not be enforceable by them for any reason, then the holders of Series F Preferred and Series E Preferred shall have the option, but not the obligation, to purchase, and the Company hereby agrees to sell, the number of shares of Common Stock that such Investors would have otherwise been able to purchase under Section 2.4(a) above in a private offering which shall close immediately prior to the consummation of the Initial Offering at the public offering price less a reasonable illiquidity discount to be determined by the parties in good faith, the percentage of which discount shall not exceed the percentage underwriters’ discount for the Initial Offering. The timing and conditions of such private placement shall be as reasonably determined by the Investors holding a majority of the Series F Preferred and Series E Preferred. The Company shall take all actions and execute and file all documents and instruments reasonably necessary to effectuate the private placement referred to in this Section 2.4(b). The securities issued to the Investors in such private placement shall be deemed to be Registrable Securities, as such term is defined herein, and shall be subject to the rights and obligations provided to such securities herein.

(c) Notwithstanding anything herein to the contrary, the rights provided to the holders of Series F Preferred and Series E Preferred under this Section 2.4 shall not be enforceable by them (a) to the extent they are found to be materially inconsistent with the regulations and policies of the SEC, the NASD or other regulatory authority as in effect at the time of the Initial Offering, (b) would on the basis of SEC staff comments prevent the Registration Statement for the Initial Offering from being declared effective, (c) to the extent the managing underwriters determine that the exercise of such rights could materially adversely effect the offering price in the Initial Offering or (d) if inclusion of such Program Shares or the consummation of such concurrent private offering could have the effect of causing the Initial Offering to fail to constitute a bona fide good faith public distribution of the Initial Offering shares.

(d) The rights of the Investors granted by the Company in this Section 2.4 have been bargained for as part of the investing practices of such Investors, and have not been sought by them or granted by the Company in contemplation of the Initial Offering to made within any determined period of time (if ever made), but as an extension of the rights of first refusal granted to the Investors pursuant to Section 2.3 above that would otherwise expire upon and not apply to the Initial Offering. Each Investor may assign its rights under this Section 2.4 to an affiliate of such Investor, a partner if such Investor is an investment fund, or to a beneficiary if such Investor is a trust.

2.5 Termination of Certain Covenants.

The covenants set forth in this Section 2 (other than those in Section 2.4 above, which apply upon an Initial Offering and shall terminate thereafter) shall terminate and be of no further force or effect following the consummation of the sale of securities pursuant to a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

2.6 Notice of Litigation.

So long as any Holder shall hold any shares of Series F Preferred, the Company shall provide notice to the Holders promptly upon the filing of any material action, suit or proceeding.

2.7 Corporate Existence, Licenses and Permits; Maintenance of Properties.

So long as any Holder shall hold any Series F Preferred, the Company will at all times use commercially reasonable efforts to do or cause to be done all things necessary to maintain, preserve and renew its existence as a corporation organized under the laws of a state of the United States of America, preserve and keep in force and effect, and cause each of its subsidiaries to apply for on a timely basis, all licenses and permits necessary and material to the conduct of the business of the Company and its consolidated subsidiaries, taken as a whole, and to maintain and keep, and cause each of its subsidiaries to maintain and keep, its and their respective material properties in good repair, working order and condition (except for normal wear and tear), and from time to time to make all needful and proper repairs, renewals and replacements, including, without limitation, all trade name and trademark registration renewals, in each case so that any business material to the Company carried on in connection therewith may be properly conducted.

2.8 No Investment Company.

The Company shall not become an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. In the event the Company breaches the foregoing, the Company shall forthwith notify the Investors and shall take immediate corrective action to remedy such breach.

3. Miscellaneous.

3.1 Successors and Assigns.

Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2 Governing Law.

This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

3.3 Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. From and after the date of this Agreement, the Company may allow additional Investors in the Subsequent Series F Offering and investors in any other offering approved by the holders of Series F Preferred in accordance with the Certificate of Designation or allowable thereunder to become parties hereto by execution of the signature page by the Company and the new Investors.

3.4 Titles and Subtitles.

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices.

Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or upon deposit with the United States Post Office, by registered Or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

3.6 Expenses.

If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7 Entire Agreement Amendments and Waivers.

This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of no less than a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of all such Registrable Securities and the Company. Notwithstanding the

foregoing, any amendment of Section 1.13 shall require the consent of each Holder that is a registered investment company.

3.8 Severability.

If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.9 Aggregation of Stock.

All shares of Registrable Securities held or acquired by entities advised by the same investment adviser and affiliated entities or Persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.10 Amendment and Restatement.

Effective upon the Closing under the Purchase Agreement (as defined therein), the Initial Agreement shall be amended and restated in its entirety as set forth herein.

3.11 No Adequate Remedy at Law.

In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to pursue all rights granted by law, including recovery of damages, will be entitled to seek specific performance of its rights under this Agreement.

3.12 No Inconsistent Agreement.

(a) Except for the registration rights contained in the agreements set forth on Schedule 3.12 hereto, the Company has not previously entered into any agreement with respect to its capital stock granting any registration rights to any Person.

(b) The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities, (i) which grants registration rights to anyone on a preferred or pari passu position to the Holders or (ii) which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof, except as provided for or allowed under this Agreement.

*        *        *

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Daniel J. Lehan III
Daniel J. Lehan III, COO

	Address:	Adage Capital Management LP
200 Clarendon St. 52nd Flr.
Boston, MA 02116

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Sigma Capital Associates, LLC
By: Sigma Capital Management, LLC

By:		/s/ Peter A. Nussbaum
Peter A. Nussbaum, Authorized Signatory

*Business Address:        P.O. Box 58, Victoria House

                                        The Valley, Anguilla

*	All correspondence should be sent to:

Sigma Capital Associates, LLC

c/o S.A.C. Capital Advisors, LLC

72 Cummings Point Road

Stamford, CT 06902

Attention: General Counsel

Fax: (203) 890-2393

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Matt McPherron
Matt McPherron
BROOKSIDE CAPITAL PARTNERS FUND, L.P.

	Address:	111 Huntington Avenue
Boston MA 02199

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

OZ MASTER FUND, LTD.
By: OZ MANAGEMENT, L.L.C. its Investment Manager

By:	/s/ Joel Frank
Joel Frank
Chief Financial Officer

	Address:	c/o: OZ Management, L.L.C.
9 West 57 Street
39th floor
New York, NY 10019

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Duquesne Fund, LP

By:	/s/ Kenan Turnacioglu
Kenan Turnacioglu
Managing Director – Duquesne Capital Mgt., LLC.

	Address:	2579 Washington Rd. Ste. 322
Pittsburgh, PA 15241

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Duquesne Fund, LP

By:	/s/ Kenan Turnacioglu
Kenan Turnacioglu
Managing Director – Duquesne Capital Mgt., LLC.

	Address:	2579 Washington Rd. Ste. 322
Pittsburgh, PA 15241

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Corriente Biotechnology Partners, L.P.

By: Corriente Biotechnology Capital Management, L.P. its general partner

By: Corriente Advisors, LLC its general partner

By:	/s/ Mark L. Hart III
Mark L. Hart III

	Address:	100 Crescent Ct., Ste. 800
Dallas, TX 75201

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Janus Investment Fund on behalf of its Series Janus Global Life Sciences Fund

By:	/s/ Heidi J. Walter
Heidi J. Walter
Vice President

	Address:	151 Detroit Street
Denver, CO 80206

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Janus Aspen Series on behalf of its
Series Janus Aspen Global Life Sciences Portfolio

By:	/s/ Heidi J. Walter
Heidi J. Walter
Vice President

	Address:	151 Detroit Street
Denver, CO 80206

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

T. Rowe Price Health Sciences Co., Inc.

By:	/s/ Kris H. Jenner
Kris H. Jenner
President
T. Rowe Price Associates, Inc.

	Address:	100 E. Pratt Street
Baltimore, MD 21202

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

DFL Investing, Inc.

By:	/s/ Schuyler B. Marshall
Schuyler B. Marshall

	Address:	100 Crescent Court, Suite 1700
Dallas, Texas 75201

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

WAGNER & BROWN, LTD.

By:	/s/ A.J. Brune, III
A.J. Brune, III
Executive Vice President

	Address:	300 N. Marienfeld, Suite 1100
Midland, Texas 79701

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

WAGNER FAMILY PARTNERSHIP VI

By:	/s/ A.J. Brune III
/s/ Gary D. Douglas
A.J. Brune III and Gary D. Douglas as agents for Cyril Wagner, Jr., Managing General Partner

	Address:	300 N. Marienfeld, Suite 1100
Midland, Texas 79701

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ John L. Lewis, IV
John L. Lewis, IV

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Marc L. Abramowitz
Marc L. Abramowitz, Managing Member
KT4 Partners, LLC

	Address:	2300 N. St. NW
Washington, DC 20037

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Van L. Weatherspoon
Van L. Weatherspoon
General Partner
The Weatherspoon Family Ltd. Partnership

	Address:	135 Perrin Place, Suite 200
Charlotte, NC 28207

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Ronald E. Clark

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Thomas F. Kearns
Thomas F. Kearns, Jr.

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Allan P. Rothstein
Allan P. Rothstein

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Norman Rothstein
Norman Rothstein

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Elizabeth B. Dater
Elizabeth B. Dater

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

JKG INVESTMENT COMPANY, L.P.

By:	/s/ John K. Garvey
John K. Garvey, Trustee of John K. Garvey Revocable Trust, Partnership Manager

	Address:	300 W. Douglas, Suite 1050
Wichita, KS 67202-2911

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ John J. Mack
John J. Mack

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

STANCO ETABLISSEMENT

By:	/s/ N. Peter Ruys /s/ Rolf Ehlers
N. Peter Ruys Rolf Ehlers
c/o Société International de Finance

	Address:	Löwenstrasse 19
8001 Zurich, Switzerland

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Norman Schleifer
Norman Schleifer, CFO of:
Merlin BioMed, L.P.

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Norman Schleifer
Norman Schleifer, CFO of:
Merlin BioMed II, L.P.

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Brady T. Lipp
Brady T. Lipp FBO
Akros Capital Fund, LP

	Address:	230 Park Avenue, 7th FL
New York, NY 10169

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Dan Settle, Jr.
Dan Settle, Jr.

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Elkhorn Partners L.P.

By:	/s/ Alan S. Parson
Alan S. Parson
General Partner, Elkhorn Partners

	Address:	PO Box [illegible]
Elkhorn NE 68022-0818

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Raj Maheshwari
Raj Maheshwari

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ [Illegible Signature]
CALM VENTURE PARTNERS, LIMITED PARTNERSHIP

	Address:	PMB# 5073
2711 Centerville Road, Suite 120
Wilmington DE 19808-1642

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ John J. Hemmingson
John J. Hemmingson
Lakeside Capital Group LLC

	Address:	912 S. Riverside Harbor Drive
Post Falls Idaho 83854

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Paul J. Rizzo
Paul J. Rizzo

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Stanford C. Finney, Jr.
Stanford C. Finney, Jr.

	Address:	c/o Spyglass Trading LP
8201 Preston Rd. Suite 440 Dallas, Texas 75225

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ John A. Sullivan
John A. Sullivan

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Gus Van Sant, Jr., Trustee
Gus Van Sant, Jr. Trust

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Charles G. Davis
Charles G. Davis 1990 Trust

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Fortress Venture Capital II, L.P. By: Rosewood Management Corporation, General Partner

By:	/s/ John M. Dziminski
John M. Dziminski, President

	Address:	100 Crescent Court, Suite 1700
Dallas, Texas 75201

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Henry A. Coustneau III
Henry A. Coustneau III

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ C. Knox Massey, Jr.
C. Knox Massey, Jr.

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Fred Schernecker
Fred Schernecker for Caroline Kearns Schernecker

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Donald Zale
New Course Partners, Ltd.
Donald Zale, General Partner

	Address:	3102 Maple Ave., Suite 100
Dallas, TX 75201

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Robert C. Eubanks Jr.
Robert C. Eubanks Jr.

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Scott T. Jagodzinski
Scott T. Jagodzinski

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Elizabeth W. Kearns
Elizabeth W. Kearns

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Christy K. Mack
Christy K. Mack

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Frank Deford
Frank Deford

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Jeffrey D. Estes
Jeffrey D. Estes

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Patricia M. McConnell

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Robert W. Ford
Robert W. Ford

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Carolyn M. Bechtel
Carolyn M. Bechtel

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Antonio M. Perla	/s/ Cristina de Perla
	Antonio M. Perla	Cristina de Perla

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Diana Ronan Quasha
Diana Ronan Quasha

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

FINANCIERA E INVERSIONISTA XANA SA

By:	/s/ Antonio Marziale
Antonio Marziale

	Address:	c/o BANCO DI LUGANO
Attn: Mr. Roberto Pini
Piazzetta San Carlo
6900 Lugano (Switzerland) with copy to:
Antonio Marziale
1300 Post Oak Blvd #820
Houston, TX 77056
(713) 627-8008 ph.
(713) 627-8118 fax

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Schuyler B. Marshall
Schuyler B. Marshall

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ [Illegible Signature]
Vice President
Stifel Nicolaus & Co. Inc.

	Address:	Attn Cheri Bass
501 N. Broadway
St. Louis MO 63102

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Jack Druga /s/ Eileen Druga
Jack Druga and Eileen Druga JTWROS

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Paul D. Norell
Paul D. Norell

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Paul Wright IV
Paul Wright IV

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Paul Wright III /s/ Mary M. Miller
Paul Wright III and Mary M. Miller

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Julian N. Stern
Julian N. Stern

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Laurie Sands Harrison
Laurie Sands Harrison

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Lyda Hunt-Caroline Trust – David Keith Sands

By:		/s/ Don W. Crisp, Trustee
Don W. Crisp, Trustee

By:		/s/ Schuyler B. Marshall, Trustee
Schuyler B. Marshall, Trustee

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ [Illegible Signature]
Sutton International

	Address:	1933 / 260 Davis St.
San Leandro CA 94577

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Michael S. Toonkel
Michael S. Toonkel

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ [Illegible Signature]
Vice President
Stifel Nicolaus & Co Inc.

	Address:	Attn Cheri Bass
501 N. Broadway
St. Louis MO 63102

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Ken Mindell
Ken D. Mindell

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Peter Wen
Peter Wen

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Dan Brecher
Daniel Brecher Retirement Profit Sharing Plan
Oppenheimer & Co. Custodian for Benefit of Dan Brecher, IRA

	Address:	30 Lincoln Plaza #9H
New York, N.Y. 10023

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ [Illegible Signature]
Vice President
StiFel Nicolaus & Co Inc

	Address:	Attn Cheri Bass
501 N. Broadway
St. Louis MO 63102

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Luke J. Haran, Jr.
Luke J. Haran, Jr.

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ David J. Sharma
David Sharma

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ William & Andrea Kirsh
William & Andrea Kirsh

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Herman E. Lang Jr.
Herman E. Lang Jr.

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Gil Perry
Gil Perry

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Rory Riggs
Rory Riggs

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Richard Snyder Marilyn Snyder
Richard Snyder & Marilyn Snyder

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Richard Suzman
Richard Suzman

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Peter M. Kramer
Peter M. Kramer

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Daniel Brecher
1. Daniel Brecher Retirement Profit Sharing Plan
2. Oppenheimer & Co. Custodian for Benefit of Dan Brecher IRA

	Address:	30 Lincoln Plaza #9H
NY NY 10023

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Toichi Takenaka
Toichi Takenaka
President and Chief Executive Officer

	Address:	3-11, Nihonbashi-Honcho 2-chome
Chuo-ku, Tokyo 103-8411, Japan

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ [Illegible Signature]

	Address:	125 Broad Street
New York NY 1004

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Bio Fund Venture II Follow-On L.P.
Bio Fund Management as G.P.

By:	/s/ Kalevi Kurkijarvi
Kalevi Kurkijarvi, Chairman & CEO

	Address:	Mikonkates 4 3rd Floor
Fi 00100 Helsinki, Finland

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Michihiro Matsuda
Michihiro Matsuda
President, SMBC Capital Co., Ltd. General Partner of SMBC Capital No. 6 Venture Capital Investment Limited Partnership

	Address:	Otemachi Tatemono Nihonbashi Building,
2-7-9, Nihonbashi, Chuo-ku, Tokyo 103-0027 JAPAN

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Keiko Nakamura
Keiko Nakamura

	Address:	7-8-8-301, Hiroo,
Shibuya-ku, Tokyo, Japan
150-0012

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Bio Fund Venture I Follow-On L.P.
Bio Fund Management Ltd as G.P

By:	/s/ Kalevi Kurkijarvi
Kalevi Kurkijarvi, Chairman & CEO

	Address:	Mikonkates 4 3rd Floor
00100 Helsinki, Finland

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Sheng Lee
Sheng-Wan Lee, President
PacLink Bio Venture Capital Investment Corp.

	Address:	147, 2. Tun Hwa S. Rd.,
Sec. 2, Taipei, Taiwan, R.O.C.

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Takehito Jimbo
Takehito Jimbo, CEO
ITX International Equity Corp.

	Address:	700 E. El Camino Real Suite 200
Mountain View, CA 94040

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

BBT Fund, L.P.

By:	BBT Genpark, L.P., General Partner

By:	BBT-FW, Inc., General Partner

By:	/s/ William O. Reimann
William O. Reimann, Vice President

	Address:	Brad Donley
c/o BBT Genpar, L.P.
201 Main St. Suite 3200
Forth Worth, Texas 76102

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Mizuho Capital Co., Ltd.

By:	/s/ Osamu Kita
Osamu Kita
President

	Address:	4-3, Nihombashi-kabutocho,
Chuo-ku, Tokyo 103-0026, Japan

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Masahiro Taguchi
Masahiro Taguchi
Sankhyo Sekiyu Limited

	Address:	U.T. Building SF, 1-5-13
Hirakawa-cho, chiyoda-ku
Tokyo, Japan 102-0093

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Thominvest Oy

By:	/s/ [Illegible Signature]

	Address:	Halandentatu l5-17
Fin-00210 Helsinki, Finland

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Concentrated Alpha Partners, L.P.

By:	CAP Genpar, L.P. General Partner

By:	CAP-FW, Inc., General Partner

By:	/s/ William Reimann
William O. Reimann, Vice President

	Address:	Brad Donley
c/o CAP Genpar, L.P.
201 Main St. Suite 3200
Fort Worth, Texas 76102

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

Dreadnought Finance Oy

By:	/s/ Juha Jouhki
Juha Jouhki

	Address:	Hälandentatu 15-17
FIN-00210 Helsinki, Finland

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Jay Levine
Jay Levine
Jay & Tammy Levine JTADS

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ M. Katherine Ford
M. Katherine Ford

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Barbara G. Lawton, TTEE
Barbara G. Lawton, TTEE

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Steven Rothstein
Steven Rothstein

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ [Illegible Signature]

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Alan M. Sebulsky
Alan M. Sebulsky

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

KT4 Partners, LLC

By:	/s/ Marc L. Abramowitz
Marc L. Abramowitz, Managing Member

	Address:	c/o Barbara Ryan
2300 N. St. NW
Washington, DC 20037

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Diana R. Solomon
Diana R. Solomon

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ James A. Silverman
James A. Silverman

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Murray A. Rothstein

Address:

This is an IRA account purchase. Please
register the asset in IRA name as listed.

Murray A. Rothstein	IRA
Charles Schwab & Co., Inc. Custodian

Murray A. Rothstein	IRA
Charles Schwab & Co., Inc. Custodian
211 Main Street
San Francisco, CA 94105
Attn: Alternative Investment Services
TIN 94-1737782

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Mayukh V. Sukhatme
Mayukh V. Sukhatme

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Douglas M. Cameron
Douglas M. Cameron

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

RIDASOL FINANCE INC.

By:	/s/ Peter Krummenacher
Peter Krummenacher, President

	Address:	P.O. Box 345
CH-4010 Basel/Switzerland

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

SHEW, L.P.

By:	/s/ Steven J. Eller G.P.
Steven J. Eller G.P.

	Address:	c/o Buchbinder Tunick & Co. LLP
One Penn Plaza – STE 5335
New York, NY 10119

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Richard B. Silverman

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ [Illegible Signature]
FBO Katherine Durdun

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Sharlett R. Okyle
Sharlett R. Okyle

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ Elisa Silverman

/s/ Steven Silverman

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Richard A. Passov

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:	/s/ Mary Jane Suzman

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

By:		/s/ William B. Campbell

/s/ Peggy Campbell

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:		225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

MAVERICK FUND II, LTD.

	By:	Maverick Capital, Ltd.,
its investment advisor

		By:	/s/ Michelle Perrin
Michelle Perrin
Managing Director

Address:

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:		225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

MAVERICK FUND II, LTD.

	By:	Maverick Capital, Ltd.,
its investment advisor

		By:	/s/ Michelle Perrin
Michelle Perrin
Managing Director

		Address:	300 Crescent Court, 17th Floor
Dallas, Texas 75201

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

MAVERICK FUND, L.D.C.

By:	Maverick Capital, Ltd., its investment advisor

	By:	/s/ Michelle Perrin
Michelle Perrin
Managing Director

Address:	300 Crescent Court, 17th Floor
Dallas, Texas 75201

MAVERICK FUND USA, LTD.

By:	Maverick Capital, Ltd., its investment advisor

	By:	/s/ Michelle Perrin
Michelle Perrin
Managing Director

Address:	300 Crescent Court, 17th Floor
Dallas, Texas 75201

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

Pursuant to Section 3.3 of the Investors’ Rights Agreement dated as of December 22, 2004 between FibroGen, Inc., a Delaware corporation (the “Company”), and the purchasers of the Company’s Series F Preferred Stock listed on the signature pages thereto (the “Agreement”), which permits the Company to allow additional investors allowable under the Certificate of Designation (as defined in the Agreement) to become parties to the Agreement by execution of the signature page by the Company and such investors, the Company and the investors listed below hereby execute this signature page to the Agreement as of the 8th day of November, 2005.

COMPANY:

FIBROGEN, INC.

By:
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

JANUS INVESTMENT FUND ON BEHALF OF ITS
SERIES JANUS GLOBAL LIFE SCIENCES FUND

	By:	/s/ Thomas Malley
	Name:	Tom Malley, Portfolio Manager

Address for Notice:

c/o Gregory P. Dulski, Associate Counsel
151 Detroit Street
Denver, CO 80206
Telephone: (303) 336-4675
Fax: (303) 394-7714

JANUS ASPEN SERIES ON BEHALF OF ITS SERIES
JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

	By:	/s/ Thomas Malley
	Name:	Tom Malley, Portfolio Manager

Address for Notice:

c/o Gregory P. Dulski, Associate Counsel
151 Detroit Street
Denver, CO 80206
Telephone: (303) 336-4675
Fax: (303) 394-7714

[Signature Page to Investors’ Rights Agreement]

Pursuant to Section 3.3 of the Investors’ Rights Agreement dated as of December 22, 2004 between FibroGen, Inc., a Delaware corporation (the “Company”), and the purchasers of the Company’s Series F Preferred Stock listed on the signature pages thereto (the “Agreement”), which permits the Company to allow additional investors allowable under the Certificate of Designation (as defined in the Agreement) to become parties to the Agreement by execution of the signature page by the Company and such investors, the Company and the investors listed below hereby execute this signature page to the Agreement as of the 8th day of November, 2005.

COMPANY:

FIBROGEN, INC.

By:	/s/ Thomas B. Neff
Thomas B. Neff, President and Chief Executive Officer

	Address:	225 Gateway Boulevard
South San Francisco, CA 94080
650-866-7200 (phone)
650-866-7202 (fax)

INVESTORS:

TPG-AXON PARTNERS, L.P.

By: TPG-Axon Capital Management, L.P., its investment adviser

	By:	/s/ Carl O’Connell
Name: Carl O’Connell
Title: Chief Financial Officer

Address for Notice:

c/o TPG-Axon Capital Management, LP
888 Seventh Avenue, 38th Floor
New York, NY 10019
Attention: Mary A. Lee
Fax: 212-479-2144

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

TPG-AXON PARTNERS (OFFSHORE), LTD

By: TPG-Axon Capital Management, L.P., its investment adviser

By:	/s/ Carl O’Connell
Name: Carl O’Connell
Title: Chief Financial Officer

Address for Notice:

c/o TPG-Axon Capital Management, LP 888 Seventh Avenue, 38th Floor New York, NY 10019 Attention: Mary A. Lee Fax: 212-479-2144

[SIGNATURE PAGE TO

INVESTORS’ RIGHTS AGREEMENT]

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 13, 2005

HOLDER:

Number of Series F shares Held: 3,296,704

Name: Adage Capital Partners LP (As it appears on Stock Certificate)

By:	/s/ Phil Gross

Phil Gross
Name

Managing Director
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 30, 2005

HOLDER:

Number of Series F shares Held: 109,891

Name: Thomas F. Kearns, Jr. (As it appears on Stock Certificate)

By:	/s/ Thomas F. Kearns, Jr.

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 23, 2005

HOLDER:

Number of Series F shares Held: 5,500

Name: Risk/Reward FBO Burdon (As it appears on Stock Certificate)

By:	/s/ [Illegible Signature]

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 31, 2005

HOLDER:

Number of Series F shares Held: 21,979

Name: Elizabeth W. Kearns (As it appears on Stock Certificate)

By:	/s/ Elizabeth W. Kearns

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 29, 2005

HOLDER:

Number of Series F shares Held: 50,000

Name: C.A.L.M. Venture Parties (As it appears on Stock Certificate)

By:	/s/ Charles Antell

Charles Antell
Name

G.P.
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 12, 2005

HOLDER:

Number of Series F shares Held:4,395

Name: William B. Campbell (As it appears on Stock Certificate)

By:	/s/ William B. Campbell

William B. Campbell
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 30, 2005

HOLDER:

Number of Series F shares Held: 10,989

Name: Douglas Cameron (As it appears on Stock Certificate)

By:	/s/ Douglas Cameron

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 24, 2005

HOLDER:

Number of Series F shares Held: 109,891

Name: Ronald E. & Sandra L. Clark, JT. (As it appears on Stock Certificate)

By:	/s/ Ronald E. Clark	/s/ Sandra L. Clark

Ronald E. Clark		Sandra L. Clark
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 23, 2005

HOLDER:

Number of Series F shares Held: 65,000

Name: Akros Capital Fund, LP (As it appears on Stock Certificate)

By:	/s/ Brady T. Lipp

Brady T. Lipp
Name

Manager
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 8, 2005

HOLDER:

Number of Series F shares Held: 69,934

Name: Concentrated Alpha Partners LP (As it appears on Stock Certificate)

By:	/s/ William O. Reimann

William O. Reimann
Name

VP of Managing General Partner
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22, 2005

HOLDER:

Number of Series F shares Held: 6,000

Name: Luke J. Haran Jr. (As it appears on Stock Certificate)

By:	/s/ Luke J. Haran Jr.

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 2, 2005

HOLDER:

Number of Series F shares Held: 1,207,693

Name: Corriente Biotechnology Partners LP (As it appears on Stock Certificate)
Corriente Biotechnology Partners, L.P.
By:	Corriente Biotechnology Capital Management, L.P., its general partner
By:	Corriente Advisers, LLC, its general partner

By:	/s/ Mark L. Hurt, II

Mark L. Hurt, II
Name

Chairman – Corriente Advisors, L.L.C.
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 26, 2005

HOLDER:

Number of Series F shares Held: 41,593

Name: Henry A. Cousineau III (As it appears on Stock Certificate)

By:	/s/ Henry A. Cousineau III

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 23, 2005

HOLDER:

Number of Series F shares Held: 1090,890

Name: Elizabeth B. Dater (As it appears on Stock Certificate)

By:	/s/ Elizabeth B. Dater

Elizabeth B. Dater
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22, 2005

HOLDER:

Number of Series F shares Held: 43,956

Name: Charles G. Davis 1990 Trust (As it appears on Stock Certificate)

By:	/s/ Charles G. Davis

Charles G. Davis 1990 Trust
Name

Trustee
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 24, 2005

HOLDER:

Number of Series F shares Held: 21,978

Name: Adage Capital Partners LP (As it appears on Stock Certificate)

By:	/s/ Frank Deford

Frank Deford
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 25, 2005

HOLDER:

Number of Series F shares Held: 40,000

Name: John W. Lawless TTEE (As it appears on Stock Certificate)

By:	/s/ John W. Lawless
/s/ Barbara G. Lawless

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 31, 2005

HOLDER:

Number of Series F shares Held: 439,560

Name: DFL Investing, Inc. (As it appears on Stock Certificate)

By:	/s/ C. Jedson Nau

C. Jedson Nau
Name

Vice President
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22, 2005

HOLDER:

Number of Series F shares Held: 54,945

Name: Dreadnought Finance Oy (As it appears on Stock Certificate)

By:	/s/ Juha Jouhki

Juha Jouhki
Name

Chairman of the Board
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 29, 2005

HOLDER:

Number of Series F shares Held: 11,000

Name: Jack Druga and Eileen Druga JTWRDS (As it appears on Stock Certificate)

By:	/s/ Jack Druga /s/ Eileen Druga

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 29, 2005

HOLDER:

Number of Series F shares Held: 110,000

Name: Duquesne Fund, L.P. (As it appears on Stock Certificate)

By:	/s/ Joseph W. Haleski

Joseph W. Haleski
Name

Vice President
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 29, 2005

HOLDER:

Number of Series F shares Held: 2,087,802

Name: Steeler Fund, Ltd. (As it appears on Stock Certificate)

By:	/s/ Joseph W. Haleski

Joseph W. Haleski
Name

Vice President
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 24, 2005

HOLDER:

Number of Series F shares Held: 21,978

Name: Jeffrey D. Estes (As it appears on Stock Certificate)

By:	/s/ Jeffrey D. Estes

Jeffrey D. Estes
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 29, 2005

HOLDER:

Number of Series F shares Held: 22,000

Name: Robert C. Eubanks, Jr. (As it appears on Stock Certificate)

By:	/s/ Robert C. Eubanks

Robert C. Eubanks
Name

Chief Investment Officer
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 30, 2005

HOLDER:

Number of Series F shares Held: 21,978

Name: Robert W. Ford (As it appears on Stock Certificate)

By:	/s/ Robert W. Ford

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 8, 2005

HOLDER:

Number of Series F shares Held: 153,846

Name: BBT Fund, LP (As it appears on Stock Certificate)

By:	/s/ William O. Reimann

William O. Reimann
Name

VP of Managing General Partner
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 1, 2005

HOLDER:

Number of Series F shares Held: 43,956

Name: Fortress Venture Capital II, L.P. (As it appears on Stock Certificate)

By:	/s/ Ken D. Mindell

Ken D. Mindell
Name

Senior Vice President
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22, 2005

HOLDER:

Number of Series F shares Held: All

Name: Lakeside Capital Group (As it appears on Stock Certificate)

By:	/s/ John Hemmingson

John Hemmingson
Name

Managing Director
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 1, 2005

HOLDER:

Number of Series F shares Held: 22,000

Name: Scott T. Jagedzinski (As it appears on Stock Certificate)

By:	/s/ Scott T. Jagedzinski

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 12, 2005

HOLDER:

Number of Series F shares Held: 1,070,066

Name: Buoy Breeze & Co. (As it appears on Stock Certificate)

By:	/s/ Bonnie Howe

Bonnie Howe
Name

Vice President & Assistant General Counsel
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 7, 2005

HOLDER:

Number of Series F shares Held: 219,800

Name: Bio Fund Ventures I Follow-On L.P. (As it appears on Stock Certificate)

By:	/s/ Kalevi Kurkijärvi

Kalevi Kurkijärvi
Name

General Partner
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22, 2005

HOLDER:

Number of Series F shares Held: 4,395

Name: William D. Kirsh (As it appears on Stock Certificate)

By:	/s/ William D. Kirsh

William D. Kirsh
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 7, 2005

HOLDER:

Number of Series F shares Held: 570,000

Name: Bio Fund Ventures II Follow-On L.P. (As it appears on Stock Certificate)

By:	/s/ Kalevi Kurkijärvi

Kalevi Kurkijärvi
Name

General Partner
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 29, 2005

HOLDER:

Number of Series F shares Held: 2,197,802

Name: Brookside Capital Partners Fund, L.P. (As it appears on Stock Certificate)

By:	/s/ Matt McPherson

Matt McPherson
Name

Managing Director
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 7, 2005

HOLDER:

Number of Series F shares Held: 109,890

Name: John J. Mack (As it appears on Stock Certificate)

By:	/s/ John J. Mack

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 30, 2005

HOLDER:

Number of Series F shares Held: 29,670

Name: Merlin BioMed II L.P. (As it appears on Stock Certificate)

By:	/s/ Norman Schieifer

Norman Schieifer
Name

CFO
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 1, 2005

HOLDER:

Number of Series F shares Held: 9,000

Name: Ken D. Mindell (As it appears on Stock Certificate)

By:	/s/ Ken D. Mindell

Ken D. Mindell
Name

Individual
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 23, 2005

HOLDER:

Number of Series F shares Held: 5,494

Name: Sharlett R. OKyle (As it appears on Stock Certificate)

By:	/s/ Sharlett R. OKyle

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated:                     , 2005

HOLDER:

Number of Series F shares Held: 20,000

Name: Diana Quasha (As it appears on Stock Certificate)

By:	/s/ Diana Quasha

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 30, 2005

HOLDER:

Number of Series F shares Held: 110,000

Name: The Weatherspoon Family Ltd. Partnership (As it appears on Stock Certificate)

By:	/s/ Van L. Weatherspoon

Van L. Weatherspoon
Name

General Partner
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 9, 2005

HOLDER:

Number of Series F shares Held: 10,000

Name: Ridasol Finance Inc. (As it appears on Stock Certificate)

By:	/s/ Peter Krummenacher

Peter Krummenacher
Name

President
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 25, 2005

HOLDER:

Number of Series F shares Held: 10,989

Name: Paul Wright III & Mary M. Miller (As it appears on Stock Certificate)

By:	/s/ Paul Wright III /s/ Mary M. Miller

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated:                     , 2005

HOLDER:

Number of Series F shares Held: 50,000

Name: (As it appears on Stock Certificate)

By:	/s/ Rory Riggs

Rory Riggs
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 25, 2005

HOLDER:

Number of Series F shares Held: 11,000

Name: Paul Wright, IV (As it appears on Stock Certificate)

By:	/s/ Paul Wright, IV

Paul Wright, IV
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 29, 2005

HOLDER:

Number of Series F shares Held: 50,000

Name: Paul J. Rizzo (As it appears on Stock Certificate)

By:	/s/ Paul J. Rizzo

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated:                     , 2005

HOLDER:

Number of Series F shares Held: 1,208,800

Name: Yamanouchi Pharmaceuticals Co. Ltd. (As it appears on Stock Certificate)

By:	/s/ Toichi Takenaka

Toichi Takenaka
Name

President and CEO
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 26, 2005

HOLDER:

Number of Series F shares Held: 6,595

Name: RJ8 Virginia LLC (As it appears on Stock Certificate)

By:	/s/ Richard B. Silverman

Richard B. Silverman
Name

Trustee
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22, 2005

HOLDER:

Number of Series F shares Held: 8,000

Name: Michael Salinaro (As it appears on Stock Certificate)

By:	/s/ Michael Salinaro

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 9, 2005

HOLDER:

Number of Series F shares Held: 10,989

Name: Laurie Sands Harrison (As it appears on Stock Certificate)

By:	/s/ Laurie Sands Harrison

Laurie Sands Harrison
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 3, 2005

HOLDER:

Number of Series F shares Held: 22,000

Name: Caroline Kearns Schernecker (As it appears on Stock Certificate)

By:	/s/ Caroline Kearns Schernecker

Caroline Kearns Schernecker
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 26, 2005

HOLDER:

Number of Series F shares Held: 13,187

Name: Schuyler B. Marshall (As it appears on Stock Certificate)

By:	/s/ Schuyler B. Marshall

Schuyler B. Marshall
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 29, 2005

HOLDER:

Number of Series F shares Held: 32,000

Name: Alan M. Sebulsky (As it appears on Stock Certificate)

By:	/s/ Alan M. Sebulsky

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 2, 2005

HOLDER:

Number of Series F shares Held: 61,605

Name: Dan Settle, Jr. (As it appears on Stock Certificate)

By:	/s/ Dan Settle, Jr.

Dan Settle, Jr.
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated:                     , 2005

HOLDER:

Number of Series F shares Held: 8,000

Name: Shew, L.P. (As it appears on Stock Certificate)

By:	/s/ Steven J. Eller

Steven J. Eller
Name

General Partner
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: September 7, 2005

HOLDER:

Number of Series F shares Held: 21,978

Name: Christy K. Mack (As it appears on Stock Certificate)

By:	/s/ Christy K. Mack

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 24, 2005

HOLDER:

Number of Series F shares Held: 5,000

Name: David J. Shorma (As it appears on Stock Certificate)

By:	/s/ David J. Shorma

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated:                     , 2005

HOLDER:

Number of Series F shares Held: 5,494

Name: Elisa G. Silverman & Steven J. Silverman (As it appears on Stock Certificate)

By:	/s/ Elisa G. Silverman & Steven J. Silverman

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22, 2005

HOLDER:

Number of Series F shares Held: 21,980

Name: James Silverman (As it appears on Stock Certificate)

By:	/s/ James Silverman

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 23, 2005

HOLDER:

Number of Series F shares Held: 10,989

Name: Julian N. Stern (As it appears on Stock Certificate)

By:	/s/ Julian N. Stern

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 26, 2005

HOLDER:

Number of Series F shares Held:

Name: C. Knox Massey, Jr. (As it appears on Stock Certificate)

By:	/s/ C. Knox Massey, Jr.

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 29, 2005

HOLDER:

Number of Series F shares Held: 16,500

Name: Mayukh V. Sukhatme (As it appears on Stock Certificate)

By:	/s/ Mayukh V. Sukhatme

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22, 2005

HOLDER:

Number of Series F shares Held: 10,000

Name: Christopher McCampbell (As it appears on Stock Certificate)

By:	/s/ Christopher McCampbell

Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 23, 2005

HOLDER:

Number of Series F shares Held: 10,989

Name: Sutton International (As it appears on Stock Certificate)

By:	/s/ Ned Prochnow

Ned Prochnow
Name

Corporate Secretary
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 24, 2005

HOLDER:

Number of Series F shares Held: 21,978

Name: Patricia M. McConnell (As it appears on Stock Certificate)

By:

Patricia M. McConnell
Name

Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 22, 2005

HOLDER:

Number of Series F shares Held: 109,890

Name: Thominvest Oy (As it appears on Stock Certificate)

By:	/s/ Huha Jouhki

Huha Jouhki
Name

President
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 30, 2005

HOLDER:

Number of Series F shares Held: 80,220

Name: Merlin BioMed, LP (As it appears on Stock Certificate)

By:	/s/ Norman Schieifer

Norman Schieifer
Name

CFO
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated: August 23, 2005

HOLDER:

Number of Series F shares Held: 44,000

Name: Gus Van Sant, Jr. Trust (As it appears on Stock Certificate)

By:	/s/ Gus G. Van Sant

Gus G. Van Sant
Name

Trustee
Title

CONSENT TO AMENDMENT

OF SERIES F INVESTORS’ RIGHTS AGREEMENT

WHEREAS, The undersigned holder (“Holder”) of Series F Preferred Stock of FibroGen, Inc. (the “Company”) holds a right of first offer with respect to certain future sales by the Company of its Shares pursuant to Section 2.3 of the Investors’ Rights Agreement dated December 22, 2004 (the “Investors’ Rights Agreement”);

WHEREAS, Section 2.3(c)(i) of the Investors’ Rights Agreement provides that the right of first offer shall not apply to bona fide options issued to employees, directors and consultants pursuant to written stock option or stock purchase plans that have been approved by the stockholders of the Company;

WHEREAS, The Board of Directors of the Company has adopted and submitted to the stockholders of the Company for approval the 2005 Stock Plan, which provides for the ability to issue a variety of forms of equity compensation in addition to bona fide options;

WHEREAS, In order to grant to employees, directors, consultants and other service providers the various forms of equity compensation issuable under the 2005 Stock Plan without the administrative inconvenience of offering such compensation to the Holders, the Company hereby requests that the Holders consent to the amendment, under Section 3.7 if the Investors’ Rights Agreement, of Section 2.3 of the Investors’ Rights Agreement such that the right of first offer shall not apply to any form of equity compensation issued under a written plan approved by the stockholders of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Holder hereby agrees as follows:

1.	Amendment of Investors’ Rights Agreement. That Section 2.3(c)(i) of the Investors’ Rights Agreement is hereby amended to read as follows:

“The right of first offer in this Section 2.3 shall not be applicable to (i) bona fide options and other forms of equity compensation (and the shares issuable upon exercise thereof) issued to employees, directors and consultants or other service providers of the Corporation pursuant to written equity incentive plans, including stock option or stock purchase plans, that have been approved by the stockholders of the Corporation”

Dated:         25, 2005

HOLDER:

Number of Series F shares Held: 350,000

Name: SMBC Capital No. 6 Venture Capital Investment Limited (As it appears on Stock Certificate)

By:	/s/ Michihiro Matsuda

Michihiro Matsuda
Name

President, SMBC Capital Co., Ltd. General Partner of SMBC Capital No. 6 Venture Capital Investment Limited Partnership
Title